Exhibit 23(a)


                              Accountants' Consent


The Board of Directors
The Netplex Group, Inc.:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                  /S/ KPMG, LLP
                                                                  -------------
                                                                      KPMG, LLP

McLean, Virginia
February 16, 1998